Exhibit 10.3

AMENDMENT TO LOAN AGREEMENT

$5,000,000 REVOLVING CREDIT LOAN

This Amendment (the “Amendment”) is entered into this 7th day of April, 2010, by and between DEER VALLEY FINANCIAL CORP., a Florida corporation, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, DEER VALLEY CORPORATION, a Florida corporation, having a mailing address of 3111 West Dr. MLK Boulevard, Suite 100, Tampa, Florida 33607, and DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation authorized to do business in the State of Florida, having its principal place of business at 205 Carriage Street, Guin, Alabama 35563, jointly and severally (collectively the “Borrowers”) and FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated October 14, 2009 (the “Loan Agreement”) as follows:

1. Terms. All of the capitalized terms in this Amendment shall have the meanings as defined in the Loan Agreement.

2. Financial Covenant. The Financial Covenant set forth in Section 6.10 (a) of the Loan Agreement is deleted in its entirety and the following Section 6.10 (a) is substituted in its place and stead:

“(a) Debt Service Coverage Ratio. Maintain a global Debt Service Coverage Ratio (Excluding Cap Ex) of not less than 1.25 to 1.00, measured on a rolling 4-quarter basis, commencing March 31, 2010. As used herein ‘Debt Service Coverage Ratio (Excluding Cap Ex)’ means the ratio of: (1) the sum of Borrowers’ consolidated net income before taxes, depreciation, amortization and interest expense, less distributions, dividends and other extraordinary/non-recurring income plus goodwill impairment charges to (2) the sum of Borrowers’ interest expense, and all required principal payments including capital leases (excluding principal due at maturity).”

The Borrowing Base Certificate as defined in Section 1.2 of the Loan Agreement and attached thereto as Exhibit “A” is hereby revised to comply with this covenant modification by a revised Borrowing Base Certificate attached hereto as Exhibit “A”.

3. Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Note, Loan Agreement and the other Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases and indemnifies the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived, released and indemnified hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

4. Ratification. Except as modified by this Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments as modified by this Amendment.

5. Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this Amendment.

6. Florida Contract. This Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this Amendment is executed by certain of the parties in other states.

7. Binding Effect. This Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing.

8. Other Terms. Except as specifically modified and amended by the terms set forth in this Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	“BORROWER”

DEER VALLEY FINANCIAL CORP.,
a Florida corporation

	By:	/s/ Joel Logan
Signature of Witness		Joel Logan, as its Vice President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

DEER VALLEY CORPORATION,
a Florida corporation

	By:	/s/ John Steven Lawler
Signature of Witness		John Steven Lawler, as its
Chief Financial Officer and Secretary
Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

DEER VALLEY HOMEBUILDERS, INC.,
an Alabama corporation

	By:	/s/ Joel Logan
Signature of Witness		Joel Logan, as its President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

“BANK”

FIFTH THIRD BANK,
an Ohio banking corporation

	By:	/s/ Richard R. Skrodzki
Signature of Witness		Richard R. Skrodzki, as its Vice President

Print or type name of Witness
(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of             , 2010, by Joel Logan, as President of DEER VALLEY FINANCIAL CORP., a Florida corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of             , 2010, by John Steven Lawler, as Chief Financial Officer and Secretary of DEER VALLEY CORPORATION, a Florida corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF ALABAMA

COUNTY OF

The foregoing instrument was acknowledged before me this      day of             , 2010, by Joel Logan, as President of DEER VALLEY HOMEBUILDERS, INC., an Alabama corporation, on behalf of the corporation.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

The foregoing instrument was acknowledged before me this      day of             , 2010, by Richard R. Skrodzki, as Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

Personally known
Florida Driver’s License	Notary Public
Other Identification Produced

Print or type name of Notary

(SEAL)

ATTACHMENTS:

Exhibit “A” - Borrowing Base Certificate

EXHIBIT “A”

BORROWING BASE CERTIFICATE

$5,000,000.00 RLOC

FIFTH THIRD BANK 201 East Kennedy Blvd., Suite 1800 Tampa, Florida 33602	, 20

Pursuant to the Loan and Security Agreement, Borrower hereby certifies, as of the above date, the following:

(A)	Current Value of DVHI Inventory		$

(B)	Less: Ineligibles		$

(C)	Net Amount of DVHI Inventory (A) Less (B)		$

(D)	50% of (C) Not To Exceed $1,500,000.00		$

(E)	Aggregate Amount of DVHI and DVFC Accounts Receivable		$

(F)	Less: Ineligibles

	Accounts over 60 days (30 days past due)	$
	Accounts with 25% aged over 60 days	$
	Accounts with Account Debtors having in excess of 20% of total Eligible A/R (excluding Gov’t Backed Agency A/R)	$
	Other (if applicable)	$
	Total Ineligible	$

(G)	Net Amount of Eligible Accounts Receivable (E) Less (F)		$

(H)	80% of (G)		$

(I)	CURRENT BORROWING BASE:		$
(D) Plus (H)

(J)	The aggregate unpaid principal owed to Bank is:		$
Not to exceed maximum loan limit or (I) above

(K)	Availability (I) Less (J), Less all issued and outstanding Letters of Credit:		$
Not to exceed the maximum loan limit of $ 5,000,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the “Bank”) as follows:

1. All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof.

2. No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3. The description of Eligible Inventory and Eligible Accounts and the values assigned thereto are true and correct in all material respects (see attached inventory declaration and accounts receivable aging). DVHI is legal owner of the inventory and the accounts receivable as identified above. We further certify that the inventory is in good condition and that storage conditions are safe and satisfactory for this type of inventory.

4. The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $5,000,000.00 (after taking into account issued and outstanding Letters of Credit) Commitment or Borrowing Base.

This shall also certify that, for the month ending             , 20    , the Borrower was in compliance with the following covenants contained in the Loan and Security Agreement between Bank and Borrower dated October 14, 2009, as amended             , 2010.

	COVENANT	ACTUAL	COMPLIANCE

1.	Maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00 “Debt Service Coverage Ratio” is (a) the sum of Borrowers’ consolidated net income before taxes, depreciation, amortization and interest expense, less distributions, dividends and other extraordinary/non-recurring income plus goodwill impairment charges to (b) the sum of Borrowers’ interest expense, and all required principal payments including capital leases (excluding principal due at maturity).

2.	Maintain a Debt to Tangible Net Worth Ratio of Not More than 3.00 to 1.00 “Debt to Tangible Net Worth Ratio” is:
(1) (A) Total Liabilities of Borrower, minus (B) Subordinated Debt, divided by (2) (A) Net Worth, plus (B) Subordinated Debt, plus (C) Intangibles, minus (D) Related Party Receivables

3.	Maintained minimum, unencumbered Liquidity of $2,500,000.

By:		By:

Its:		Its:

Date:	, 20	Date:	, 20